UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Shareholders of EchoStar Corporation (“EchoStar”) held on May 2, 2017, EchoStar’s shareholders approved the EchoStar Corporation 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”) and the Amended and Restated 2017 EchoStar Corporation Employee Stock Purchase Plan (the “A&R 2017 ESPP”). A description of the material terms of the 2017 Stock Incentive Plan and the A&R 2017 ESPP are set forth on pages 42-47 and pages 52-54, respectively, of EchoStar’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2017 and is incorporated herein by reference. The descriptions of the 2017 Stock Incentive Plan and the A&R 2017 ESPP are qualified in their entirety by reference to the 2017 Stock Incentive Plan and the A&R 2017 ESPP, respectively, which are included herein as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 2, 2017, EchoStar held its 2017 Annual Meeting of Shareholders.

The following matters were voted upon:

1.
Election of R. Stanton Dodge, Michael T. Dugan, Charles W. Ergen, Anthony M. Federico, Pradman P. Kaul, Tom A. Ortolf, C. Michael Schroeder, and William David Wade as directors to serve until the 2018 Annual Meeting of Shareholders or until their respective successors shall be duly elected and qualified;

2.	Ratification of the appointment of KPMG LLP as EchoStar’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	Non-binding advisory vote on the compensation of EchoStar’s named executive officers;

4.	Non-binding advisory vote on the frequency of future advisory votes on the compensation of EchoStar’s named executive officers;

5.	Approval of the EchoStar Corporation 2017 Stock Incentive Plan;

6.	Approval of the EchoStar Corporation 2017 Non-Employee Director Stock Incentive Plan; and

7.	Approval of the Amended and Restated 2017 EchoStar Corporation Employee Stock Purchase Plan.

The following are the final voting results for each of the seven items voted on at the meeting:

Proposal 1: Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Votes
R. Stanton Dodge	488,208,169	27,387,929	3,552,678
Michael T. Dugan	507,193,182	8,402,916	3,552,678
Charles W. Ergen	505,936,241	9,659,857	3,552,678
Anthony M. Federico	511,250,254	4,345,844	3,552,678
Pradman P. Kaul	506,436,097	9,160,001	3,552,678
Tom A. Ortolf	511,861,822	3,734,276	3,552,678
C. Michael Schroeder	511,873,283	3,722,815	3,552,678
William David Wade	514,912,845	683,253	3,552,678

Proposal 2: Ratification of the appointment of KPMG LLP:

Votes
For	Against	Abstain
518,841,277	296,944	10,555

Proposal 3: Non-binding Advisory Vote on Executive Compensation:

Votes
For	Against	Abstain	Broker Non-Votes
514,916,888	666,589	12,621	3,552,678

Proposal 4: Non-binding Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
29,640,687	13,346	485,933,885	8,180	3,552,678

Proposal 5: EchoStar Corporation 2017 Employee Stock Incentive Plan:

Votes
For	Against	Abstain	Broker Non-Votes
481,941,377	33,644,427	10,294	3,552,678

Proposal 6: EchoStar Corporation 2017 Non-Employee Director Incentive Plan:

Votes
For	Against	Abstain	Broker Non-Votes
482,399,852	33,182,435	13,811	3,552,678

Proposal 7: Amended and Restated 2017 EchoStar Corporation Employee Stock Purchase Plan:

Votes
For	Against	Abstain	Broker Non-Votes
515,552,015	33,203	10,880	3,552,678

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	EchoStar Corporation 2017 Stock Incentive Plan (incorporated by reference to EchoStar Corporation’s Definitive Proxy Statement on Schedule 14A, filed March 23, 2017, Commission File No. 001-33807).
Exhibit 10.2
EchoStar Corporation 2017 Amended and Restated Employee Stock Purchase Plan (incorporated by reference to EchoStar Corporation’s Definitive Proxy Statement on Schedule 14A, filed March 23, 2017, Commission File No. 001-33807).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: May 2, 2017	By:	/s/ Dean A. Manson
Executive Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 10.1	EchoStar Corporation 2017 Stock Incentive Plan (incorporated by reference to EchoStar Corporation’s Definitive Proxy Statement on Schedule 14A, filed March 23, 2017, Commission File No. 001-33807).
Exhibit 10.2
EchoStar Corporation 2017 Amended and Restated Employee Stock Purchase Plan (incorporated by reference to EchoStar Corporation’s Definitive Proxy Statement on Schedule 14A, filed March 23, 2017, Commission File No. 001-33807).